Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended September 30, 2025

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the risks associated with our ability to obtain the stockholder approval required to consummate the proposed transaction with Rithm and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur; the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on our business, the response of business partners and competitors to the announcement of the proposed transaction, potential difficulties with our ability to retain and hire key personnel and maintain relationships with tenants and other third parties as a result of the proposed transaction, and/or other potential difficulties in employee retention as a result of the announcement and pendency of the transaction; the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including tariffs, geopolitical tensions and elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of tariffs, geopolitical tensions and elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made only as of October 29, 2025. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount” or the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Ermelinda Berberi	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Timothy Dembo	Senior Vice President, General Counsel and Secretary
Bhavesh Raval	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Frederic Arndts	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director, Chair of Audit Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

GUIDANCE AND ADDITIONAL INFORMATION

As previously announced, on September 17, 2025, the Company entered into an agreement to be acquired by Rithm Capital Corp. (“Rithm”) for a total cash consideration of approximately $1.6 billion. Under the terms of the agreement, which has been approved by the Boards of Directors of both companies, Rithm will acquire all of the outstanding shares of the Company’s common stock for $6.60 per fully diluted share. The transaction, which is subject to customary closing conditions, including the approval of the Company’s common stockholders, is expected to close in the fourth quarter of 2025. The Company can provide no assurances regarding whether the merger will close when expected, or at all. In light of the pending transaction, the Company will not be providing an update to previously issued guidance and will not be hosting a conference call to discuss the results for the three months ended September 30, 2025.

Additional Information and Where to Find It:

The proposed transaction is expected to be submitted to the Company’s stockholders for their consideration and approval at a special meeting. In connection with the proposed transaction, Paramount has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This document is not a substitute for the proxy statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by the Company with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.pgre.com or by contacting the Company’s Investor Relations by email at ir@pgre.com.

Participants in the Solicitation:

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in Paramount’s proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Net loss per share - basic and diluted	$(0.13)	$(0.04)	$(0.09)	$(0.27)	$(0.04)

Core FFO (1) per share - diluted	$0.14	$0.19	$0.17	$0.48	$0.61

PGRE's share of Adjusted EBITDAre (1)	$69,780	$82,878	$75,387	$223,074	$251,831

PGRE's share of Cash NOI (1)	$73,504	$84,110	$82,676	$239,857	$259,630

PGRE's share of NOI (1)	$75,500	$89,468	$82,361	$244,649	$273,687

Same Store % Change	Same Store Cash NOI (1)	Same Store NOI (1)
Three Months Ended September 30, 2025 vs. 2024	(8.0%)	(12.0%)
Nine Months Ended September 30, 2025 vs. 2024	(3.8%)	(7.3%)

PORTFOLIO STATISTICS (at PGRE’s Share)

					% Change
					September 30, 2025	September 30, 2025	September 30, 2025
	2025		2024		vs.	vs.	vs.
Same Store Leased % (1)	September 30,	June 30,	December 31,	September 30,	June 30, 2025	December 31, 2024	September 30, 2024
New York	93.8%	88.1%	85.0%	85.0%	5.7%	8.8%	8.8%
San Francisco	74.4%	75.1%	83.8%	83.6%	(0.7%)	(9.4%)	(9.2%)
Weighted Average	89.7%	85.4%	84.8%	84.7%	4.3%	4.9%	5.0%

COMMON SHARE DATA

	Three Months Ended
Share Price:	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
High	$7.85	$6.62	$5.09	$5.44	$5.47
Low	$5.75	$3.75	$3.96	$4.59	$4.49
Closing (end of period)	$6.54	$6.10	$4.30	$4.94	$4.92

(1)
See page 46 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237	$1,966,237	$1,966,237	$1,966,237
Buildings and improvements	6,384,243	6,351,241	6,348,260	6,325,097	6,290,976
	8,350,480	8,317,478	8,314,497	8,291,334	8,257,213
Accumulated depreciation and amortization	(1,737,783)	(1,692,997)	(1,675,242)	(1,639,529)	(1,596,069)
Real estate, net	6,612,697	6,624,481	6,639,255	6,651,805	6,661,144
Cash and cash equivalents	330,207	439,905	426,952	375,056	318,725
Restricted cash	324,150	219,660	187,055	180,391	173,510
Accounts and other receivables	26,582	23,824	20,496	18,229	18,662
Investments in unconsolidated real estate related funds	4,416	4,397	4,678	4,649	4,607
Investments in unconsolidated joint ventures	81,509	84,501	81,142	85,952	128,919
Deferred rent receivable	352,906	351,331	355,581	356,425	355,555
Deferred charges, net	126,587	116,913	106,306	100,684	103,858
Intangible assets, net	41,093	43,724	46,983	50,492	54,125
Other assets	74,348	49,977	79,030	47,820	71,847
Total assets	$7,974,495	$7,958,713	$7,947,478	$7,871,503	$7,890,952

Liabilities:
Notes and mortgages payable, net	$3,711,504	$3,680,857	$3,678,893	$3,676,630	$3,674,367
Accounts payable and accrued expenses	138,689	115,688	114,074	119,881	114,808
Intangible liabilities, net	16,541	17,804	19,301	20,870	22,465
Other liabilities	31,473	41,966	34,279	44,625	27,906
Total liabilities	3,898,207	3,856,315	3,846,547	3,862,006	3,839,546

Equity:
Paramount Group, Inc. equity	3,023,937	3,028,442	3,087,151	3,141,277	3,173,867
Noncontrolling interests in:
Consolidated joint ventures	744,813	743,127	664,249	495,340	492,135
Consolidated real estate related funds	85,431	84,743	84,644	82,875	92,759
Operating Partnership	222,107	246,086	264,887	290,005	292,645
Total equity	4,076,288	4,102,398	4,100,931	4,009,497	4,051,406

Total liabilities and equity	$7,974,495	$7,958,713	$7,947,478	$7,871,503	$7,890,952

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Revenues:
Rental revenue (1)	$164,687	$184,235	$168,033	$511,741	$543,636
Fee and other income (1)	8,272	10,664	9,012	25,282	27,548
Total revenues	172,959	194,899	177,045	537,023	571,184

Expenses:
Operating	79,392	80,316	74,884	232,326	226,248
Depreciation and amortization	57,766	60,071	60,062	176,707	182,920
General and administrative (1)	16,340	16,672	24,311	58,112	49,938
Transaction related costs	9,981	242	709	10,840	843
Total expenses	163,479	157,301	159,966	477,985	459,949

Other income (expense):
Loss from real estate related fund investments	(18)	(22)	(23)	(67)	(92)
Income (loss) from unconsolidated real estate related funds	71	109	(224)	(79)	199
Income (loss) from unconsolidated joint ventures	661	(981)	52	2,620	(3,098)
Interest and other income, net	3,112	3,517	4,026	10,953	26,830	(2)
Interest and debt expense (3)	(44,419)	(43,805)	(42,284)	(129,903)	(124,078)
(Loss) income before income taxes	(31,113)	(3,584)	(21,374)	(57,438)	10,996
Income tax benefit (expense)	831	(619)	965	1,430	(1,328)
Net (loss) income	(30,282)	(4,203)	(20,409)	(56,008)	9,668
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(279)	(6,959)	(971)	(5,095)	(18,434)
Consolidated real estate related funds	(688)	581	(99)	(2,556)	408
Operating Partnership	2,302	893	1,694	4,901	716
Net loss attributable to common stockholders	$(28,947)	$(9,688)	$(19,785)	$(58,758)	$(7,642)
Per diluted share	$(0.13)	$(0.04)	$(0.09)	$(0.27)	$(0.04)

(1)
See page 9 for details.
(2)
Includes a $15,437 non-cash gain on extinguishment of an IPO related tax liability.
(3)
Includes $2,257 in the three and nine months ended September 30, 2025 of expense from the non-cash write-off of deferred financing costs in connection with the refinancing of 1301 Avenue of the Americas, $462 in the three months ended June 30, 2025 and $1,751 in the nine months ended September 30, 2025, of expense from the non-cash write-off of deferred financing costs in connection with the modification and termination of our revolving credit facility.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
Rental Revenue:	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Property rentals	$146,087	$153,732	$155,344	$460,635	$468,505
Tenant reimbursements	16,277	25,913	14,831	48,776	62,278
Straight-line rent adjustments	1,172	1,982	(4,126)	(3,426)	5,300
Amortization of above and below-market leases, net	1,151	1,379	1,376	3,980	4,351
Lease termination income	-	1,229	608	1,776	3,202
Total rental revenue	$164,687	$184,235	$168,033	$511,741	$543,636

	Three Months Ended			Nine Months Ended
Fee and Other Income:	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Asset management	$1,944	$2,134	$1,911	$5,724	$6,756
Property management	1,280	1,695	1,386	4,179	5,096
Acquisition, disposition, leasing and other	900	2,947	923	3,466	5,476
Total fee income	4,124	6,776	4,220	13,369	17,328
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	4,148	3,888	4,792	11,913	10,220
Total fee and other income	$8,272	$10,664	$9,012	$25,282	$27,548

	Three Months Ended			Nine Months Ended
General and administrative:	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Cash general and administrative	$13,691	$12,299	$12,701	$40,101	$34,303
Non-cash general and administrative - stock-based compensation expense	2,649	4,373	3,422	9,823	15,635
Severance costs (1)	-	-	8,188	8,188	-
Total general and administrative	$16,340	$16,672	$24,311	$58,112	$49,938

(1)
Includes $3,750 of cash payments and $4,438 of non-cash expense in connection with the accelerated vesting of equity awards.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(30,282)	$(4,203)	$(20,409)	$(56,008)	$9,668
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	60,796	63,487	63,113	185,811	192,946
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(12,041)	(15,511)	(13,404)	(41,822)	(46,981)
FFO attributable to the Operating Partnership	18,473	43,773	29,300	87,981	155,633
Amounts attributable to noncontrolling interests in the Operating Partnership	(1,361)	(3,695)	(2,310)	(6,999)	(13,079)
FFO attributable to common stockholders (1)	$17,112	$40,078	$26,990	$80,982	$142,554

Per diluted share	$0.08	$0.18	$0.12	$0.37	$0.66

FFO attributable to the Operating Partnership	$18,473	$43,773	$29,300	$87,981	$155,633
Adjustments for non-core items:
Transaction related costs	9,981	242	709	10,840	843
Write-off of deferred financing costs	2,257	-	462	4,008	-
Severance costs	-	-	8,188	8,188	-
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	-	(15,437)
Other, net	3,304	244	1,429	4,396	2,959
Core FFO attributable to the Operating Partnership	34,015	44,259	40,088	115,413	143,998
Amounts attributable to noncontrolling interests in the Operating Partnership	(2,506)	(3,736)	(3,161)	(9,086)	(12,109)
Core FFO attributable to common stockholders (1)	$31,509	$40,523	$36,927	$106,327	$131,889

Per diluted share	$0.14	$0.19	$0.17	$0.48	$0.61

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	220,512,867	217,314,706	219,216,715	219,254,194	217,208,809
Effect of dilutive securities	41,597	14,505	25,422	34,657	36,985
Denominator for FFO and Core FFO per diluted share	220,554,464	217,329,211	219,242,137	219,288,851	217,245,794

(1)
See page 46 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Reconciliation of Core FFO to FAD:
Core FFO attributable to the Operating Partnership	$34,015	$44,259	$40,088	$115,413	$143,998
Adjustments to arrive at FAD (including our share of unconsolidated joint ventures):
Straight-line rent	(1,065)	(2,191)	4,430	4,072	(6,694)
Amortization of above and below-market leases, net	(1,245)	(1,697)	(1,476)	(4,275)	(5,304)
Amortization of deferred financing costs	2,465	2,703	2,372	7,264	7,849
Amortization of stock-based compensation expense	2,649	4,373	3,422	9,823	15,635
Expenditures to maintain assets	(21,934)	(13,035)	(13,300)	(47,281)	(33,161)
Second generation tenant improvements and leasing commissions	(29,289)	(11,591)	(35,903)	(101,149)	(48,775)
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	8,649	(940)	3,313	13,968	2,689
FAD attributable to the Operating Partnership	(5,755)	21,881	2,946	(2,165)	76,237
Amounts attributable to noncontrolling interests in the Operating Partnership	424	(1,847)	(232)	139	(6,415)
FAD attributable to common stockholders (1) (2)	$(5,331)	$20,034	$2,714	$(2,026)	$69,822

Dividends paid on common stock (3)	$-	$7,611	$-	$-	$22,826

(1)
See page 46 for our definition of this measure.
(2)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.
(3)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain financial flexibility. The timing and frequency of future dividends will be authorized by our board of directors, in its sole discretion, depending on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time. Under the terms of our merger agreement with Rithm, subject to the restrictions set forth therein, we may not declare discretionary dividends without the prior written consent of Rithm, but we may declare or pay dividends to maintain our qualification as a REIT.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(30,282)	$(4,203)	$(20,409)	$(56,008)	$9,668
Adjustments to arrive at EBITDAre (including our share of unconsolidated joint ventures):
Depreciation and amortization	60,796	63,487	63,113	185,811	192,946
Interest and debt expense	46,684	46,076	44,534	136,658	131,121
Income tax (benefit) expense	(831)	620	(965)	(1,422)	1,334
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(19,824)	(23,500)	(21,171)	(65,255)	(71,004)
PGRE's share of EBITDAre (1)	$56,543	$82,480	$65,102	$199,784	$264,065
Adjustments to arrive at Adjusted EBITDAre:
Transaction related costs	9,981	242	709	10,840	843
Severance costs	-	-	8,188	8,188	-
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	-	(15,437)
Other, net	3,256	156	1,388	4,262	2,360
PGRE's share of Adjusted EBITDAre (1)	$69,780	$82,878	$75,387	$223,074	$251,831

(1)
See page 46 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2025	September 30, 2024	June 30, 2025	September 30, 2025	September 30, 2024
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(30,282)	$(4,203)	$(20,409)	$(56,008)	$9,668
Adjustments to arrive at NOI:
Fee income	(4,124)	(6,776)	(4,220)	(13,369)	(17,328)
Depreciation and amortization	57,766	60,071	60,062	176,707	182,920
General and administrative	16,340	16,672	24,311	58,112	49,938
Transaction related costs	9,981	242	709	10,840	843
(Income) loss from unconsolidated joint ventures	(661)	981	(52)	(2,620)	3,098
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	4,743	5,384	5,036	14,706	16,611
Interest and other income, net	(3,112)	(3,517)	(4,026)	(10,953)	(26,830)
Interest and debt expense	44,419	43,805	42,284	129,903	124,078
Income tax (benefit) expense	(831)	619	(965)	(1,430)	1,328
Other, net	(53)	(87)	247	146	(107)
Amounts attributable to noncontrolling interests in consolidated joint ventures	(18,686)	(23,723)	(20,616)	(61,385)	(70,532)
PGRE's share of NOI (1)	$75,500	$89,468	$82,361	$244,649	$273,687
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(1,065)	(2,191)	4,430	4,072	(6,694)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,245)	(1,697)	(1,476)	(4,275)	(5,304)
Amounts attributable to noncontrolling interests in consolidated joint ventures	314	(1,470)	(2,639)	(4,589)	(2,059)
PGRE's share of Cash NOI (1)	$73,504	$84,110	$82,676	$239,857	$259,630

(1)
See page 46 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2025
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(30,282)	$(13,413)	$4,868	$(21,737)
Adjustments to arrive at NOI:
Fee income	(4,124)	-	-	(4,124)
Depreciation and amortization	57,766	40,051	16,672	1,043
General and administrative	16,340	-	-	16,340
Transaction related costs	9,981	-	-	9,981
Income from unconsolidated joint ventures	(661)	(59)	-	(602)
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	4,743	3,156	1,570	17
Interest and other income, net	(3,112)	(1,216)	(572)	(1,324)
Interest and debt expense	44,419	32,430	11,989	-
Income tax benefit	(831)	-	-	(831)
Other, net	(53)	-	-	(53)
Amounts attributable to noncontrolling interests in consolidated joint ventures	(18,686)	(3,340)	(15,346)	-
PGRE's share of NOI (1) for the three months ended September 30, 2025	$75,500	$57,609	$19,181	$(1,290)
PGRE's share of NOI (1) for the three months ended September 30, 2024	$89,468	$61,754	$28,744	$(1,030)

PGRE's share of NOI for the three months ended September 30, 2025	$75,500	$57,609	$19,181	$(1,290)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(1,065)	(231)	(798)	(36)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,245)	(723)	(522)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	314	(345)	659	-
PGRE's share of Cash NOI (1) for the three months ended September 30, 2025	$73,504	$56,310	$18,520	$(1,326)
PGRE's share of Cash NOI (1) for the three months ended September 30, 2024	$84,110	$54,658	$30,376	$(924)

(1)
See page 46 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2025
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(56,008)	$(34,452)	$34,245	$(55,801)
Adjustments to arrive at NOI:
Fee income	(13,369)	-	-	(13,369)
Depreciation and amortization	176,707	119,928	53,551	3,228
General and administrative	58,112	-	-	58,112
Transaction related costs	10,840	-	-	10,840
Income from unconsolidated joint ventures	(2,620)	(178)	-	(2,442)
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	14,706	9,620	4,960	126
Interest and other income, net	(10,953)	(2,861)	(1,717)	(6,375)
Interest and debt expense	129,903	92,273	35,397	2,233
Income tax (benefit) expense	(1,430)	3	6	(1,439)
Other, net	146	-	-	146
Amounts attributable to noncontrolling interests in consolidated joint ventures	(61,385)	(10,048)	(51,337)	-
PGRE's share of NOI (1) for the nine months ended September 30, 2025	$244,649	$174,285	$75,105	$(4,741)
PGRE's share of NOI (1) for the nine months ended September 30, 2024	$273,687	$193,519	$83,142	$(2,974)

PGRE's share of NOI for the nine months ended September 30, 2025	$244,649	$174,285	$75,105	$(4,741)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	4,072	(4,117)	8,153	36
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(4,275)	(2,200)	(2,075)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(4,589)	(1,184)	(3,405)	-
PGRE's share of Cash NOI (1) for the nine months ended September 30, 2025	$239,857	$166,784	$77,778	$(4,705)
PGRE's share of Cash NOI (1) for the nine months ended September 30, 2024	$259,630	$176,475	$86,094	$(2,939)

(1)
See page 46 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended September 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2025	$73,504	$56,310	$18,520	$(1,326)
Non-same store adjustments:
Other, net	1,387	29	32	1,326
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2025	$74,891	$56,339	$18,552	$-

	Three Months Ended September 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2024	$84,110	$54,658	$30,376	$(924)
Non-same store adjustments:
Dispositions (2)	(3,817)	(1,536)	(2,281)	-
Lease termination income	(1,204)	(1,179)	(25)	-
Other, net	2,329	1,405	-	924
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2024	$81,418	$53,348	$28,070	$-

% (Decrease) increase	(8.0%)	5.6%	(33.9%)	(3)

(1)
See page 46 for our definition of this measure.
(2)
Represents an adjustment to prior period’s Cash NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.
(3)
Primarily due to the scheduled expiration of Google’s lease in April 2025 at One Market Plaza and a true-up of expense billings in the prior year.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Nine Months Ended September 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2025	$239,857	$166,784	$77,778	$(4,705)
Non-same store adjustments:
Lease termination income	(1,672)	(1,627)	(45)	-
Other, net	5,443	706	32	4,705
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2025	$243,628	$165,863	$77,765	$-

	Nine Months Ended September 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2024	$259,630	$176,475	$86,094	$(2,939)
Non-same store adjustments:
Dispositions (2)	(8,154)	(4,392)	(3,762)	-
Lease termination income	(3,177)	(3,152)	(25)	-
Other, net	5,003	2,055	9	2,939
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2024	$253,302	$170,986	$82,316	$-

% Decrease	(3.8%)	(3.0%)	(5.5%)

(1)
See page 46 for our definition of this measure.
(2)
Represents an adjustment to prior period’s Cash NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended September 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2025	$75,500	$57,609	$19,181	$(1,290)
Non-same store adjustments:
Other, net	1,351	29	32	1,290
PGRE's share of Same Store NOI for the three months ended
September 30, 2025	$76,851	$57,638	$19,213	$-

	Three Months Ended September 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2024	$89,468	$61,754	$28,744	$(1,030)
Non-same store adjustments:
Dispositions (2)	(3,342)	(1,308)	(2,034)	-
Lease termination income	(1,204)	(1,179)	(25)	-
Other, net	2,435	1,405	-	1,030
PGRE's share of Same Store NOI for the three months ended
September 30, 2024	$87,357	$60,672	$26,685	$-

% Decrease	(12.0%)	(5.0%)	(28.0%)	(3)

(1)
See page 46 for our definition of this measure.
(2)
Represents an adjustment to prior period’s NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.
(3)
Primarily due to the scheduled expiration of Google’s lease in April 2025 at One Market Plaza and a true-up of expense billings in the prior year.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Nine Months Ended September 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2025	$244,649	$174,285	$75,105	$(4,741)
Non-same store adjustments:
Lease termination income	(1,672)	(1,627)	(45)	-
Other, net	5,479	706	32	4,741
PGRE's share of Same Store NOI for the nine months ended
September 30, 2025	$248,456	$173,364	$75,092	$-

	Nine Months Ended September 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2024	$273,687	$193,519	$83,142	$(2,974)
Non-same store adjustments:
Dispositions (2)	(7,516)	(4,165)	(3,351)	-
Lease termination income	(3,177)	(3,152)	(25)	-
Other, net	5,038	2,055	9	2,974
PGRE's share of Same Store NOI for the nine months ended
September 30, 2024	$268,032	$188,257	$79,775	$-

% Decrease	(7.3%)	(7.9%)	(5.9%)

(1)
See page 46 for our definition of this measure.
(2)
Represents an adjustment to prior period’s NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission	One Front
	Joint Ventures	Broadway	Avenue (1)	Plaza	Street	Street (2)
PGRE Ownership		90.0%	55.0%	49.0%	31.1%	75.0%

Assets:
Real estate, net	$3,938,898	$1,598,994	$349,749	$1,092,463	$450,147	$447,545
Cash and cash equivalents	171,674	103,087	15,139	7,117	37,207	9,124
Restricted cash	167,984	78	368	167,538	-	-
Accounts and other receivables	14,708	8,805	939	2,479	1,123	1,362
Deferred rent receivable	201,373	85,888	12,191	67,676	24,125	11,493
Deferred charges, net	56,786	18,251	10,570	13,431	7,432	7,102
Intangible assets, net	22,930	21,076	561	1,293	-	-
Other assets	25,032	13,871	2,371	6,656	1,057	1,077
Total Assets	$4,599,385	$1,850,050	$391,888	$1,358,653	$521,091	$477,703

Liabilities:
Notes and mortgages payable, net	$2,325,671	$1,245,851	$-	$847,949	$231,871	$-
Accounts payable and accrued expenses	67,998	18,111	3,971	27,375	11,973	6,568
Intangible liabilities, net	10,042	8,321	78	1,128	-	515
Other liabilities	6,408	971	218	4,792	53	374
Total Liabilities	2,410,119	1,273,254	4,267	881,244	243,897	7,457

Equity:
Paramount Group, Inc. equity	1,444,453	518,667	213,191	233,999	85,368	393,228
Noncontrolling interests	744,813	58,129	174,430	243,410	191,826	77,018
Total Equity	2,189,266	576,796	387,621	477,409	277,194	470,246

Total Liabilities and Equity	$4,599,385	$1,850,050	$391,888	$1,358,653	$521,091	$477,703

(1)
On January 17, 2025, we sold a 45.0% equity interest in 900 Third Avenue.
(2)
On May 5, 2025, we sold a 25.0% equity interest in One Front Street.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,199,972	$1,630,488	$1,112,434	$457,050
Cash and cash equivalents	140,806	94,690	13,028	33,088
Restricted cash	127,216	78	127,138	-
Accounts and other receivables	10,056	6,102	2,995	959
Deferred rent receivable	192,939	92,753	75,632	24,554
Deferred charges, net	38,610	19,349	12,477	6,784
Intangible assets, net	28,569	25,117	2,741	711
Other assets	7,075	803	5,592	680
Total Assets	$3,745,243	$1,869,380	$1,352,037	$523,826

Liabilities:
Notes and mortgages payable, net	$2,320,880	$1,245,104	$844,052	$231,724
Accounts payable and accrued expenses	54,820	15,321	27,384	12,115
Intangible liabilities, net	12,581	9,856	2,427	298
Other liabilities	5,327	561	4,728	38
Total Liabilities	2,393,608	1,270,842	878,591	244,175

Equity:
Paramount Group, Inc. equity	856,295	538,232	232,058	86,005
Noncontrolling interests	495,340	60,306	241,388	193,646
Total Equity	1,351,635	598,538	473,446	279,651

Total Liabilities and Equity	$3,745,243	$1,869,380	$1,352,037	$523,826

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission	One Front
	Joint Ventures	Broadway	Avenue	Plaza	Street	Street
Total revenues	$112,197	$50,089	$6,068	$31,404	$12,309	$12,327
Total operating expenses	49,250	22,247	3,920	13,716	4,818	4,549
Net operating income (1)	62,947	27,842	2,148	17,688	7,491	7,778
Depreciation and amortization	(33,358)	(14,129)	(2,557)	(10,177)	(3,866)	(2,629)
Interest and other income, net	2,236	795	41	297	294	809
Interest and debt expense	(22,620)	(9,803)	-	(10,158)	(2,659)	-
Net income (loss)	$9,205	$4,705	$(368)	$(2,350)	$1,260	$5,958

PGRE's share
Ownership	Total	90.0%	55.0%	49.0%	31.1%	75.0%
Net income (loss)	$7,726	$4,224	$(203)	$(1,153)	$391	$4,467
Management fee income	1,200	332	85	185	528	70
PGRE's share of net income (loss)	8,926	4,556	(118)	(968)	919	4,537
Real estate depreciation and amortization	22,284	12,717	1,406	4,987	1,202	1,972
FFO/Core FFO (1)	$31,210	$17,273	$1,288	$4,019	$2,121	$6,509

Noncontrolling interests' share
Ownership	Total	10.0%	45.0%	51.0%	68.9%	25.0%
Net income (loss)	$1,479	$481	$(165)	$(1,197)	$869	$1,491
Management fee expense	(1,200)	(332)	(85)	(185)	(528)	(70)
Net income (loss) attributable to noncontrolling interests	279	149	(250)	(1,382)	341	1,421
Real estate depreciation and amortization	11,074	1,412	1,151	5,190	2,664	657
FFO/Core FFO (1)	$11,353	$1,561	$901	$3,808	$3,005	$2,078

(1)
See page 46 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$107,416	$49,418	$43,131	$14,867
Total operating expenses	39,860	21,752	13,363	4,745
Net operating income (1)	67,556	27,666	29,768	10,122
Depreciation and amortization	(28,320)	(14,329)	(10,835)	(3,156)
Interest and other income, net	1,199	697	294	208
Interest and debt expense	(22,621)	(9,804)	(10,157)	(2,660)
Net income	$17,814	$4,230	$9,070	$4,514

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$9,655	$3,804	$4,447	$1,404
Management fee income	1,200	345	248	607
PGRE's share of net income	10,855	4,149	4,695	2,011
Real estate depreciation and amortization	19,187	12,896	5,310	981
FFO/Core FFO (1)	$30,042	$17,045	$10,005	$2,992

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$8,159	$426	$4,623	$3,110
Management fee expense	(1,200)	(345)	(248)	(607)
Net income attributable to noncontrolling interests	6,959	81	4,375	2,503
Real estate depreciation and amortization	9,133	1,433	5,525	2,175
FFO/Core FFO (1)	$16,092	$1,514	$9,900	$4,678

(1)
See page 46 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission	One Front
	Joint Ventures	Broadway	Avenue (2)	Plaza	Street	Street (3)
Total revenues	$326,234	$146,143	$18,139	$102,775	$38,754	$20,423
Total operating expenses	134,279	63,601	11,467	37,139	13,712	8,360
Net operating income (1)	191,955	82,542	6,672	65,636	25,042	12,063
Depreciation and amortization	(99,476)	(42,204)	(7,810)	(31,186)	(13,577)	(4,699)
Interest and other income, net	5,560	2,314	95	864	875	1,412
Interest and debt expense	(67,267)	(29,100)	-	(30,189)	(7,978)	-
Income (loss) before income taxes	30,772	13,552	(1,043)	5,125	4,362	8,776
Income tax expense	(7)	(3)	-	(2)	(2)	-
Net income (loss)	$30,765	$13,549	$(1,043)	$5,123	$4,360	$8,776

PGRE's share
Ownership	Total	90.0%	55.0% (2)	49.0%	31.1%	75.0% (3)
Net income (loss)	$22,052	$12,188	$(574)	$2,505	$1,351	$6,582
Management fee income	3,618	964	243	588	1,701	122
PGRE's share of net income (loss)	25,670	13,152	(331)	3,093	3,052	6,704
Real estate depreciation and amortization	65,305	37,984	4,295	15,281	4,221	3,524
FFO/Core FFO (1)	$90,975	$51,136	$3,964	$18,374	$7,273	$10,228

Noncontrolling interests' share
Ownership	Total	10.0%	45.0% (2)	51.0%	68.9%	25.0% (3)
Net income (loss)	$8,713	$1,361	$(469)	$2,618	$3,009	$2,194
Management fee expense	(3,618)	(964)	(243)	(588)	(1,701)	(122)
Net income (loss) attributable to noncontrolling interests	5,095	397	(712)	2,030	1,308	2,072
Real estate depreciation and amortization	34,171	4,220	3,515	15,905	9,356	1,175
FFO/Core FFO (1)	$39,266	$4,617	$2,803	$17,935	$10,664	$3,247

(1)
See page 46 for our definition of these measures.
(2)
On January 17, 2025, we sold a 45.0% equity interest in 900 Third Avenue. The amounts in this column represent the results of operations from January 17, 2025 through September 30, 2025.
(3)
On May 5, 2025, we sold a 25.0% equity interest in One Front Street. The amounts in this column represent the results of operations from May 5, 2025 through September 30, 2025.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$315,672	$146,595	$126,935	$42,142
Total operating expenses	111,479	60,343	38,125	13,011
Net operating income (1)	204,193	86,252	88,810	29,131
Depreciation and amortization	(90,573)	(46,918)	(32,487)	(11,168)
Interest and other income, net	3,154	1,971	722	461
Interest and debt expense	(67,687)	(29,206)	(30,501)	(7,980)
Income before income taxes	49,087	12,099	26,544	10,444
Income tax expense	(98)	(16)	(81)	(1)
Net income	$48,989	$12,083	$26,463	$10,443

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$27,078	$10,871	$12,965	$3,242
Management fee income	3,477	1,032	681	1,764
PGRE's share of net income	30,555	11,903	13,646	5,006
Real estate depreciation and amortization	61,618	42,226	15,919	3,473
FFO/Core FFO (1)	$92,173	$54,129	$29,565	$8,479

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$21,911	$1,212	$13,498	$7,201
Management fee expense	(3,477)	(1,032)	(681)	(1,764)
Net income attributable to noncontrolling interests	18,434	180	12,817	5,437
Real estate depreciation and amortization	28,955	4,692	16,568	7,695
FFO/Core FFO (1)	$47,389	$4,872	$29,385	$13,132

(1)
See page 46 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2025
							Non-Core Asset (1)
		712 Fifth	55 Second	60 Wall	One Steuart		111 Sutter
	Total	Avenue	Street	Street (2)	Lane	Other (3)	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (4)	Various	49.0%
Assets:
Real estate, net	$1,383,558	$221,382	$132,426	$823,500	$50	$141,297	$64,903
Cash and cash equivalents	101,330	25,487	32,097	23,684	15,135	2,031	2,896
Restricted cash	23,158	5,976	-	15,701	-	-	1,481
Accounts and other receivables	6,854	5,924	472	-	123	35	300
Deferred rent receivable	32,724	21,070	3,954	-	-	5,313	2,387
Deferred charges, net	10,960	8,886	1,403	-	-	-	671
Intangible assets, net	35,474	-	1,761	-	-	33,078	635
For-sale residential condominium units	175,089	-	-	-	175,089	-	-
Other assets	11,537	3,258	382	5,373	767	1,427	330
Total Assets	$1,780,684	$291,983	$172,495	$868,258	$191,164	$183,181	$73,603

Liabilities:
Notes and mortgages payable, net	$1,412,745	$299,315	$187,346	$643,489	$-	$104,764	$177,831
Accounts payable and accrued expenses	42,324	6,200	4,111	25,871	1,230	871	4,041
Intangible liabilities, net	1,682	-	1,484	-	-	-	198
Other liabilities	67,961	87	221	62,987	21	4,385	260
Total Liabilities	1,524,712	305,602	193,162	732,347	1,251	110,020	182,330

Total Equity	255,972	(13,619)	(20,667)	135,911	189,913	73,161	(108,727)

Total Liabilities and Equity	$1,780,684	$291,983	$172,495	$868,258	$191,164	$183,181	$73,603

(1)
On May 30, 2025, the lenders completed the sale of Market Center through a deed-in-lieu of foreclosure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,567,771	$223,640	$136,627	$663,046	$50	$143,557	$264,135	$136,716
Cash and cash equivalents	104,982	27,144	26,919	20,388	23,514	2,492	2,700	1,825
Restricted cash	49,687	5,971	-	28,482	-	-	13,631	1,603
Accounts and other receivables	7,849	5,135	444	227	123	32	1,253	635
Deferred rent receivable	42,128	21,697	4,594	-	-	4,476	8,751	2,610
Deferred charges, net	15,434	8,934	1,639	-	-	-	3,945	916
Intangible assets, net	42,672	-	3,159	-	-	35,422	3,304	787
For-sale residential condominium units	195,113	-	-	-	195,113	-	-	-
Other assets	3,530	45	252	499	202	1,549	792	191
Total Assets	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

Liabilities:
Notes and mortgages payable, net	$1,783,587	$299,007	$187,227	$605,584	$-	$106,077	$416,520	$169,172
Accounts payable and accrued expenses	59,860	6,032	4,478	16,455	1,660	1,589	25,694	3,952
Intangible liabilities, net	2,480	-	2,019	-	-	-	223	238
Other liabilities	73,129	188	162	66,305	5	2,992	3,232	245
Total Liabilities	1,919,056	305,227	193,886	688,344	1,665	110,658	445,669	173,607

Total Equity	110,110	(12,661)	(20,252)	24,298	217,337	76,870	(147,158)	(28,324)

Total Liabilities and Equity	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2025
								Non-Core Asset
		712 Fifth	55 Second	60 Wall	One Steuart			111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Street
Total revenues	$36,353	$11,918	$7,330	$-	$10,144	(4)	$4,380	$2,581
Total operating expenses	22,717	5,953	3,772	21	8,562	(5)	2,267	2,142
Net operating income (loss) (1)	13,636	5,965	3,558	(21)	1,582		2,113	439
Depreciation and amortization	(8,207)	(3,906)	(2,212)	-	-		(1,098)	(991)
Interest and other income, net	1,788	178	228	1,191	181		9	1
Interest and debt expense	(8,536)	(2,701)	(1,857)	-	-		(1,046)	(2,932)
Net (loss) income	$(1,319)	$(464)	$(283)	$1,170	$1,763		$(22)	$(3,483)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	49.0%
Net (loss) income	$(1,391)	$(232)	$(124)	$59	$618		$(4)	$(1,708)
Step-up basis adjustment	(17)	-	-	-	(16)		(1)	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,069	232	124	-	-		5	1,708
PGRE's share of net income	661	-	-	59	602		-	-
Real estate depreciation and amortization	3,030	1,953	975	-	-		102	-
FFO (1)	3,691	1,953	975	59	602		102	-
Adjustments to equity in earnings of unconsolidated joint ventures	(361)	(232)	(124)	-	-		(5)	-
FFO attributable to One Steuart Lane	(602)	-	-	-	(602)		-	-
Core FFO (1)	$2,728	$1,721	$851	$59	$-		$97	$-

(1)
See page 46 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(5)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center	Street
Total revenues	$37,562	$12,652	$8,125	$-	$1,801	(4)	$3,237	$8,051	$3,696
Total operating expenses	23,985	6,182	3,578	114	4,008	(5)	1,762	6,349	1,992
Net operating income (loss) (1)	13,577	6,470	4,547	(114)	(2,207)		1,475	1,702	1,704
Depreciation and amortization	(12,464)	(3,533)	(3,451)	-	-		(1,075)	(2,725)	(1,680)
Interest and other income, net	1,855	200	228	1,191	156		17	29	34
Interest and debt expense	(14,782)	(2,702)	(1,857)	-	-		(1,093)	(5,943)	(3,187)
Gain on settlement of interest rate swap	2,498	-	-	-	-		-	2,498	-
(Loss) income before income taxes	(9,316)	435	(533)	1,077	(2,051)		(676)	(4,439)	(3,129)
Income tax expense	(1)	(1)	-	-	-		-	-	-
Net (loss) income	$(9,317)	$434	$(533)	$1,077	$(2,051)		$(676)	$(4,439)	$(3,129)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(5,242)	$217	$(223)	$55	$(718)		$(63)	$(2,977)	$(1,533)
Step-up basis adjustment	(32)	-	(2)	-	(3)		(27)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	4,293	(217)	-	-	-		-	2,977	1,533
PGRE's share of net (loss) income	(981)	-	(225)	55	(721)		(90)	-	-
Real estate depreciation and amortization	3,416	1,767	1,524	-	-		125	-	-
FFO (1)	2,435	1,767	1,299	55	(721)		35	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	217	217	-	-	-		-	-	-
FFO attributable to One Steuart Lane	721	-	-	-	721		-	-	-
Core FFO (1)	$3,373	$1,984	$1,299	$55	$-		$35	$-	$-

(1)
See page 46 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(5)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2025
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market		111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center (4)		Street
Total revenues	$123,910	$36,688	$22,042	$-	$34,741	(5)	$12,108	$9,841		$8,490
Total operating expenses	72,630	18,496	10,771	61	28,162	(6)	5,005	3,657		6,478
Net operating income (loss) (1)	51,280	18,192	11,271	(61)	6,579		7,103	6,184		2,012
Depreciation and amortization	(29,094)	(11,681)	(6,705)	-	-		(3,271)	(4,365)		(3,072)
Interest and other income, net	5,334	551	629	3,572	539		20	21		2
Interest and debt expense	(42,673)	(8,020)	(5,570)	-	-		(3,135)	(17,399)		(8,549)
Gain on extinguishment of debt	162,517	-	-	-	-		-	162,517	(7)	-
Income (loss) before income taxes	147,364	(958)	(375)	3,511	7,118		717	146,958		(9,607)
Income tax expense	(29)	-	(17)	(1)	(2)		(4)	(2)		(3)
Net income (loss)	$147,335	$(958)	$(392)	$3,510	$7,116		$713	$146,956		$(9,610)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0% (4)		49.0%
Net income (loss)	$95,814	$(481)	$(182)	$177	$2,491		$65	$98,455		$(4,711)
Step-up basis adjustment	(54)	-	-	-	(49)		(5)	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	(93,140)	481	182	-	-		(59)	(98,455)	(7)	4,711
PGRE's share of net income	2,620	-	-	177	2,442		1	-		-
Real estate depreciation and amortization	9,104	5,841	2,956	-	-		307	-		-
FFO (1)	11,724	5,841	2,956	177	2,442		308	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	(604)	(481)	(182)	-	-		59	-		-
FFO attributable to One Steuart Lane	(2,442)	-	-	-	(2,442)		-	-		-
Core FFO (1)	$8,678	$5,360	$2,774	$177	$-		$367	$-		$-

(1)
See page 46 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
On May 30, 2025, the lenders completed the sale of Market Center through a deed-in-lieu of foreclosure. The amounts in this column represent the results of operations from January 1, 2025 through May 30, 2025.
(5)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(6)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.
(7)
In December 2023, we wrote off our investment in Market Center to zero and discontinued the equity method of accounting. Accordingly, the gain on extinguishment of debt did not have an impact on our consolidated financial statements.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center	Street
Total revenues	$126,989	$37,895	$24,294	$-	$17,638	(4)	$11,464	$24,796	$10,902
Total operating expenses	80,345	18,052	10,471	215	20,411	(5)	5,251	19,417	6,528
Net operating income (loss) (1)	46,644	19,843	13,823	(215)	(2,773)		6,213	5,379	4,374
Depreciation and amortization	(38,232)	(10,161)	(10,344)	-	-		(3,227)	(8,792)	(5,708)
Interest and other income, net	4,351	588	704	2,379	486		42	110	42
Interest and debt expense	(44,729)	(8,049)	(5,570)	(5,255)	-		(3,231)	(13,187)	(9,437)
Gain on settlement of interest rate swap	2,498	-	-	-	-		-	2,498	-
(Loss) income before income taxes	(29,468)	2,221	(1,387)	(3,091)	(2,287)		(203)	(13,992)	(10,729)
Income tax expense	(26)	(1)	(8)	(2)	(3)		(4)	(5)	(3)
Net (loss) income	$(29,494)	$2,220	$(1,395)	$(3,093)	$(2,290)		$(207)	$(13,997)	$(10,732)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(15,095)	$1,110	$(583)	$(152)	$(802)		$(24)	$(9,386)	$(5,258)
Step-up basis adjustment	(113)	-	(7)	-	(26)		(80)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	12,110	(1,110)	-	(1,424)	-		-	9,386	5,258
PGRE's share of net loss	(3,098)	-	(590)	(1,576)	(828)		(104)	-	-
Real estate depreciation and amortization	10,026	5,081	4,568	-	-		377	-	-
FFO (1)	6,928	5,081	3,978	(1,576)	(828)		273	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,534	1,110	-	1,424	-		-	-	-
FFO attributable to One Steuart Lane	828	-	-	-	828		-	-	-
Other non-core items	263	-	-	263	-		-	-	-
Core FFO (1)	$10,553	$6,191	$3,978	$111	$-		$273	$-	$-

(1)
See page 46 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(5)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

		As of September 30, 2025
Debt (2)(3):		At 100%	At PGRE's Share (1)		Excluding Non-Core Debt (4)
Notes and mortgages payable (secured debt):
Consolidated debt		$3,732,050	$3,013,680		$3,013,680
Unconsolidated joint ventures debt		1,243,984	275,039		275,039
Non-core unconsolidated joint venture debt		177,836	87,140		-
Total debt		$5,153,870	3,375,859	(A)	3,288,719	(A)

	Shares / Units	Share Price as of
Equity:	Outstanding	September 30, 2025
Common stock	221,897,427	$6.54	1,451,209		1,451,209
Operating Partnership units	16,298,625	6.54	106,593		106,593
Total equity	238,196,052	6.54	1,557,802		1,557,802

Total Market Capitalization			$4,933,661		$4,846,521

PGRE's share of cash and cash equivalents and restricted cash (1)			$520,181	(B)	$518,036	(B)

PGRE's share of net debt (1) (A - B)			$2,855,678		$2,770,683

PGRE's share of Net Debt to Annualized Adjusted EBITDAre (1)			10.2x		9.9x

(1)
See page 46 for our definition of this measure.
(2)
Represents contractual amounts due pursuant to the respective debt agreements.
(3)
On May 5, 2025, we terminated our revolving credit facility following the sale of a 25.0% interest in One Front Street, which was one of the two properties supporting the credit facility.
(4)
Excludes 111 Sutter Street.

DEBT SUMMARY

(unaudited and in thousands)

	Paramount	PGRE's Share of Debt
Notes and mortgages payable (secured)	Ownership	2025	2026	2027	2028	2029	Thereafter	Total	Rate
Consolidated Debt:
31 West 52nd Street ($500,000)	100.0%	$-	$500,000	$-	$-	$-	$-	$500,000	3.80%
300 Mission Street ($232,050)	31.1%	-	72,168	-	-	-	-	72,168	4.50%
One Market Plaza ($850,000)	49.0%	-	-	416,500	-	-	-	416,500	4.08%
1633 Broadway ($1,250,000)	90.0%	-	-	-	-	1,125,012	-	1,125,012	2.99%
1301 Avenue of the Americas ($900,000)(2)	100.0%	-	-	-	-	-	900,000	900,000	6.39%

Unconsolidated JV Debt:
55 Second Street ($187,500)	44.1%	-	82,669	-	-	-	-	82,669	3.88%
712 Fifth Avenue ($300,000)	50.0%	-	-	150,000	-	-	-	150,000	3.39%
Oder-Center, Germany ($8,090)	9.5%	-	-	-	769	-	-	769	3.58%
60 Wall Street ($650,394)	5.0%	-	-	-	-	32,585	-	32,585	9.23%	(3)
1600 Broadway ($98,000)	9.2%	-	-	-	-	-	9,016	9,016	3.45%

Non-Core Unconsolidated JV Debt: (4)
111 Sutter Street ($177,836)	49.0%	87,140	-	-	-	-	-	87,140	6.44%	(5)

PGRE's Share of Total Debt (1)		$87,140	$654,837	$566,500	$769	$1,157,597	$909,016	$3,375,859
Weighted average rate		6.44%	3.89%	3.90%	3.58%	3.17%	6.36%	4.37%
% of debt maturing		2.6%	19.4%	16.8%	0.0%	34.3%	26.9%	100.0%

PGRE's Share of Total Debt Excluding Non-Core Asset		$-	$654,837	$566,500	$769	$1,157,597	$909,016	$3,288,719
Weighted average rate		-%	3.89%	3.90%	3.58%	3.17%	6.36%	4.32%
% of debt maturing		-%	20.0%	17.2%	0.0%	35.2%	27.6%	100.0%

Debt Composition (at PGRE's Share)					Debt Composition (at PGRE's Share)
			Weighted Average					Weighted Average
	Amount	% of Total	Interest Rate	Years to Maturity		Amount	% of Total	Interest Rate	Years to Maturity
Including Non-Core Debt:					Excluding Non-Core Debt (6):
Fixed Rate Debt	$3,271,232	97%	4.31%	3.2	Fixed Rate Debt	$3,271,232	99%	4.31%	3.2
Floating Rate Debt	104,627	3%	6.44%	0.7	Floating Rate Debt	17,487	1%	6.47%	3.6
Total	$3,375,859	100%	4.37%	3.1	Total	$3,288,719	100%	4.32%	3.2

(1)
See page 46 for our definition of this measure.
(2)
On August 5, 2025, we completed a $900,000 refinancing of 1301 Avenue of the Americas. The new five-year interest-only loan has a fixed rate of 6.39% and matures in August 2030. The proceeds from the refinancing were used to repay the existing $860,000 loan that bore interest at a weighted average rate of SOFR plus 277 basis points and was scheduled to mature in August 2026. We retained the proceeds of approximately $26,000 after the repayment of the existing loan and closing costs.
(3)
Consists of (i) a $16,718 A-Note that bears interest at SOFR plus 245 basis points, of which 4.00% is current and the remaining interest will be accrued and (ii) a $15,867 B-Note that will accrue interest at a fixed rate of 12.00%. The accrued interest on the A-Note, and the principal and accrued interest on the B-Note, are subordinate to equity contributions by the joint venture.
(4)
In August 2024, the joint venture that owned Market Center, in which we had a 67.0% ownership interest, ceased making debt service payments on the non-recourse mortgage loan due to insufficient property cash flows. In January 2025, the joint venture defaulted on the $416,544 mortgage loan, as it was not repaid at maturity. Subsequently, on May 30, 2025, the lenders completed the sale of Market Center through a deed-in-lieu of foreclosure.
(5)
This loan bears interest at a rate of SOFR plus 215 basis points.
(6)
Excludes 111 Sutter Street.

PORTFOLIO SUMMARY – TOTAL

(unaudited and in thousands, except square feet and per square foot amounts)

			Annualized Rent (1)		Square Feet
	%	%		Per	In	Out-of-
	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total
Total Portfolio
Weighted average	85.9%	78.9%	$775,278	$93.68	10,601,626	1,643,651	12,245,277
PGRE's share	89.0%	81.1%	$574,884	$89.99	8,010,923	82,347	8,093,270

Non-Same Store Portfolio (3)
Weighted average	47.4%	47.4%	$10,649	$81.82	276,598	1,643,651	1,920,249
PGRE's share	47.4%	47.4%	$5,218	$81.82	135,533	82,347	217,880

Same Store Portfolio
Weighted average	86.9%	79.7%	$764,629	$93.88	10,325,028	-	10,325,028
PGRE's share	89.7%	81.7%	$569,666	$90.08	7,875,390	-	7,875,390

	Leased % (1) (at PGRE's Share)
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total Portfolio
New York	93.8%	88.1%	87.4%	85.0%	85.0%
San Francisco	72.3%	73.0%	72.6%	74.0%	74.2%
Weighted Average	89.0%	84.7%	83.2%	82.0%	82.0%

(1)
See page 46 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 60 Wall Street in our New York portfolio, which is “out-of-service” for redevelopment and (ii) 111 Sutter Street in our San Francisco portfolio.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	93.4%	91.7%	$177,931	$85.64	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz
Retail / Theater	90.0%	99.0%	99.0%	14,061	74.36	256,758	-	256,758	Gershwin Theatre, Thespian Theatre, Equinox,
									Din Tai Fung, La Pecora Bianca, Rosetta Bakery
	90.0%	93.9%	92.5%	191,992	85.30	2,531,987	-	2,531,987
1301 Avenue of the Americas
Office	100.0%	99.5%	86.3%	124,133	85.49	1,701,226	-	1,701,226	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff, Citizens Bank,
									O'Melveny & Myers, Dorsey & Whitney, Benesch Law,
									Piper Sandler
Retail / Paramount Club	100.0%	100.0%	100.0%	4,560	186.89	50,885	-	50,885	Ocean Prime, Starbucks, Citizens Bank
	100.0%	99.5%	86.7%	128,693	86.74	1,752,111	-	1,752,111
1325 Avenue of the Americas
Office	100.0%	95.3%	86.3%	48,037	70.56	810,318	-	810,318	McGraw Hill, Olshan Frome Wolosky, Hilton,
									Major League Baseball Players Association
Retail	100.0%	100.0%	100.0%	1,474	95.79	14,998	-	14,998	La Grande Boucherie
	100.0%	95.4%	86.6%	49,511	70.98	825,316	-	825,316
31 West 52nd Street
Office	100.0%	86.3%	61.6%	43,748	93.78	757,003	-	757,003	Pillsbury Winthrop Shaw Pittman, Centerview Partners,
									Bracewell, Providence Equity Partners, Wilson Sonsini,
									Cushman & Wakefield
Retail	100.0%	100.0%	100.0%	5,342	122.81	25,345	-	25,345	Fogo De Chao, MoMA Design Store
	100.0%	86.8%	62.9%	49,090	95.27	782,348	-	782,348
900 Third Avenue
Office	55.0%	93.3%	61.8%	25,678	72.51	575,294	-	575,294	Kirkland & Ellis, Shiseido, Littler Mendelson,
									Tannenbaum Helpern Syracuse & Hirschtritt
Retail	55.0%	32.1%	32.1%	366	59.65	16,144	-	16,144	F45 Training
	55.0%	91.6%	61.0%	26,044	72.32	591,438	-	591,438
712 Fifth Avenue
Office	50.0%	82.4%	77.2%	42,433	122.79	447,925	-	447,925	CVC Advisors, Aberdeen, OMI Management,
									Riverstone Holdings, Pictet Asset Management
Retail	50.0%	22.6%	22.6%	8,376	464.20	79,463	-	79,463	Harry Winston
	50.0%	73.4%	68.9%	50,809	139.62	527,388	-	527,388
1600 Broadway
Retail	9.2%	100.0%	100.0%	11,157	331.11	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,643,651	1,643,651

New York:
Weighted average		93.0%	82.7%	$507,296	$88.67	7,036,281	1,643,651	8,679,932
PGRE's share		93.8%	83.7%	$440,844	$86.33	6,229,938	82,347	6,312,285

(1)
See page 46 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This property is “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	70.7%	69.6%	$130,517	$121.06	1,552,609	-	1,552,609	Visa, The Capital Group, Autodesk,
									Citigroup, Duane Morris, Simpson Thacher,
									Thoma Bravo, PJT Partners, Morgan Lewis
Retail	49.0%	34.7%	34.7%	3,748	88.67	53,371	-	53,371	STK Steak House
	49.0%	69.5%	68.4%	134,265	120.55	1,605,980	-	1,605,980
300 Mission Street
Office	31.1%	72.5%	72.5%	44,083	100.74	603,595	-	603,595	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	3,448	77.23	49,172	-	49,172	Equinox
	31.1%	73.7%	73.7%	47,531	98.63	652,767	-	652,767
One Front Street
Office	75.0%	78.5%	78.5%	47,161	94.65	638,221	-	638,221	JPMorgan Chase, JLL, Eastdil Secured,
									Fenwick & West
Retail	75.0%	91.5%	91.5%	1,182	95.89	13,173	-	13,173	JPMorgan Chase
	75.0%	78.8%	78.8%	48,343	94.68	651,394	-	651,394
55 Second Street
Office	44.1%	85.0%	85.0%	26,476	84.20	370,613	-	370,613	KPMG, Intercom, Rippling, UKG,
									Alston & Bird
Retail	44.1%	100.0%	100.0%	718	79.33	7,993	-	7,993	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.3%	85.3%	27,194	84.08	378,606	-	378,606
111 Sutter Street (3)
Office	49.0%	43.8%	43.8%	9,072	84.50	247,443	-	247,443	Turo, Natural Resources Defense Council
Retail	49.0%	77.8%	77.8%	1,577	69.18	29,155	-	29,155	24 Hour Fitness
	49.0%	47.4%	47.4%	10,649	81.82	276,598	-	276,598

San Francisco:
Weighted average		72.0%	71.4%	$267,982	$104.60	3,565,345	-	3,565,345
PGRE's share		72.3%	71.9%	$134,040	$104.23	1,780,985	-	1,780,985

(1)
See page 46 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This asset has been designated as “non-core”.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

				PGRE's Share of
			Total	Total	Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet	Square Feet		Per Square	Annualized
As of September 30, 2025	Property	Expiration	Occupied (2)	Occupied (2)	Amount	Foot (2)	Rent
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589	111,589	10,306	92.36	1.8%
		Sep-2034	179,286	179,286	19,097	102.10	3.3%
			290,875	290,875	29,403	98.36	5.1%
Allianz	1633 Broadway	Jan-2031	320,911	288,823	29,322	101.52	5.1%
JPMorgan Chase	One Front Street	Sep-2025	219,180	164,385	15,179	92.18	2.6%
		Jun-2027	18,148	13,611	1,304	95.80	0.2%
		Dec-2029	81,525	61,144	6,700	109.58	1.2%
		Dec-2030	25,157	18,868	1,911	100.65	0.3%
			344,010	258,008	25,094	97.11	4.3%
Wilson Sonsini	1301 Avenue of the Americas	Nov-2025	61,048	61,048	6,458	105.79	1.1%
	One Market Plaza	Oct-2032	84,456	41,383	5,083	122.83	0.9%
	31 West 52nd Street	Mar-2041	132,207	132,207	10,709	81.00	1.9%
			277,711	234,638	22,250	94.83	3.9%
Morgan Stanley	1633 Broadway	Mar-2032	260,829	234,749	20,584	87.69	3.6%
Warner Music Group	1633 Broadway	Jul-2029	288,250	259,428	20,387	77.54	3.5%
Showtime Networks	1633 Broadway	Jan-2026	253,196	227,879	17,964	77.10	3.1%
O'Melveny & Myers	1301 Avenue of the Americas	Feb-2040	198,653	198,653	15,943	80.00	2.8%
Credit Agricole	1301 Avenue of the Americas	Apr-2035	159,308	159,308	11,939	73.55	2.1%
Kasowitz	1633 Broadway	Mar-2037	152,676	137,410	11,465	83.44	2.0%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of September 30, 2025	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,640,258	25.3%	$147,631	25.7%
Financial Services, all others	1,013,419	15.6%	99,098	17.2%
Financial Services - Commercial and Investment Banking	1,081,739	16.7%	95,669	16.6%
Technology and Media	1,112,202	17.1%	93,555	16.3%
Insurance	376,283	5.8%	37,819	6.6%
Retail	157,545	2.4%	19,039	3.3%
Travel and Leisure	184,073	2.8%	12,840	2.2%
Accounting	125,879	1.9%	9,565	1.7%
Education	95,965	1.5%	9,501	1.7%
Other	707,278	10.9%	50,167	8.7%

(1)
See page 46 for our definition of this measure.
(2)
Represents office and retail space only.

LEASING ACTIVITY (2)

(unaudited)

	Total	New York	San Francisco

Three Months Ended September 30, 2025

Total square feet leased	547,812	463,575	84,237

PGRE's share of total square feet leased:	481,246	440,567	40,679
Initial rent (1)	$82.45	$81.08	$97.20
Weighted average lease term (in years)	13.2	13.8	6.7
Tenant improvements and leasing commissions:
Per square foot	$173.44	$182.35	$76.97
Per square foot per annum	$13.13	$13.21	$11.46
Percentage of initial rent	15.9%	16.3%	11.8%
Rent concessions:
Average free rent period (in months)	11.3	12.0	3.9
Average free rent period per annum (in months)	0.9	0.9	0.6

Second generation space: (1)
Square feet	130,756	98,896	31,860
Cash basis:
Initial rent (1)	$85.50	$82.87	$93.66
Prior escalated rent (1)	$80.33	$73.64	$101.10
Percentage increase (decrease)	6.4%	12.5%	(7.4%)
GAAP basis:
Straight-line rent	$84.78	$80.82	$97.05
Prior straight-line rent	$74.42	$69.77	$88.85
Percentage increase	13.9%	15.8%	9.2%

(1)
See page 46 for our definition of this measure.
(2)
The leasing statistics, except for square feet leased, represent office space only.

LEASING ACTIVITY (2)

(unaudited)

	Total	New York	San Francisco

Nine Months Ended September 30, 2025

Total square feet leased	1,236,396	953,065	283,331

PGRE's share of total square feet leased:	923,314	779,992	143,322
Initial rent (1)	$83.87	$81.95	$94.34
Weighted average lease term (in years)	13.1	13.8	9.1
Tenant improvements and leasing commissions:
Per square foot	$182.17	$183.79	$173.36
Per square foot per annum	$13.93	$13.32	$18.99
Percentage of initial rent	16.6%	16.2%	20.1%
Rent concessions:
Average free rent period (in months)	12.5	13.1	8.9
Average free rent period per annum (in months)	1.0	1.0	1.0

Second generation space: (1)
Square feet	417,702	319,147	98,555
Cash basis:
Initial rent (1)	$88.12	$86.08	$94.71
Prior escalated rent (1)	$89.37	$83.95	$106.92
Percentage (decrease) increase	(1.4%)	2.5%	(11.4%)
GAAP basis:
Straight-line rent	$88.04	$84.31	$100.10
Prior straight-line rent	$82.62	$79.04	$94.22
Percentage increase	6.6%	6.7%	6.2%

(1)
See page 46 for our definition of this measure.
(2)
The leasing statistics, except for square feet leased, represent office space only.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,543	5,514	$645	$114.71	0.1%

4Q 2025	539,543	347,405	32,991	94.90	5.3%

1Q 2026	513,104	371,499	31,720	86.04	5.1%
2Q 2026	53,964	47,739	4,174	87.40	0.7%
3Q 2026	184,938	104,972	14,342	110.70	2.3%
4Q 2026	428,358	254,824	20,838	81.81	3.3%
Total 2026	1,180,364	779,034	71,074	88.09	11.4%
2027	298,097	205,866	18,247	88.42	2.9%
2028	233,868	155,381	12,464	79.93	2.0%
2029	587,192	493,135	40,899	87.20	6.6%
Thereafter	6,259,776	5,145,845	447,763	89.09	71.7%

Total portfolio excluding non-core asset (4):

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	7,957	5,227	$639	$114.71	0.1%

4Q 2025	539,543	347,405	32,991	94.90	5.3%

1Q 2026	499,205	364,689	31,307	86.47	5.1%
2Q 2026	53,964	47,739	4,174	87.40	0.7%
3Q 2026	184,938	104,972	14,342	110.70	2.3%
4Q 2026	428,358	254,824	20,838	81.81	3.4%
Total 2026	1,166,465	772,224	70,661	88.31	11.5%
2027	258,722	186,572	16,252	86.88	2.6%
2028	206,983	142,207	11,543	80.82	1.9%
2029	559,926	479,774	39,803	87.36	6.4%
Thereafter	6,236,617	5,134,497	446,976	89.13	72.2%

(1)
See page 46 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Represents 111 Sutter Street.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	5,298	3,772	$505	$114.44	0.1%

4Q 2025	161,468	124,027	12,073	97.25	2.5%

1Q 2026	307,355	272,664	20,362	75.16	4.1%
2Q 2026	53,964	47,739	4,174	87.40	0.9%
3Q 2026	45,716	37,866	6,186	91.53	1.3%
4Q 2026	177,630	138,767	11,576	83.46	2.3%
Total 2026	584,665	497,036	42,298	79.95	8.6%
2027	155,042	131,050	10,070	76.58	2.1%
2028	118,586	79,646	5,862	73.12	1.2%
2029	511,142	455,316	36,588	84.83	7.5%
Thereafter	5,005,868	4,552,811	382,536	86.21	78.0%

(1)
See page 46 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	3,245	1,742	$140	$117.95	0.1%

4Q 2025	378,075	223,378	20,918	93.60	15.6%

1Q 2026	205,749	98,835	11,358	115.80	8.5%
2Q 2026	-	-	-	-	-%
3Q 2026	139,222	67,106	8,156	121.51	6.1%
4Q 2026	250,728	116,057	9,262	79.85	6.9%
Total 2026	595,699	281,998	28,776	102.31	21.5%
2027	143,055	74,816	8,177	109.18	6.1%
2028	115,282	75,735	6,602	87.10	4.9%
2029	76,050	37,819	4,311	113.01	3.2%
Thereafter	1,253,908	593,034	65,227	110.26	48.6%

San Francisco excluding non-core assets (4):
	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,659	1,455	$134	$117.95	0.1%

4Q 2025	378,075	223,378	20,918	93.60	16.2%

1Q 2026	191,850	92,025	10,945	119.62	8.5%
2Q 2026	-	-	-	-	-%
3Q 2026	139,222	67,106	8,156	121.51	6.3%
4Q 2026	250,728	116,057	9,262	79.85	7.2%
Total 2026	581,800	275,188	28,363	103.26	22.0%
2027	103,680	55,522	6,182	111.18	4.8%
2028	88,397	62,561	5,681	90.63	4.4%
2029	48,784	24,458	3,215	129.91	2.5%
Thereafter	1,230,749	581,686	64,440	111.06	50.0%

(1)
See page 46 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Represents 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Three Months Ended September 30, 2025
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$21,934	$11,424	$10,501	$9
Second generation tenant improvements	17,871	17,715	156	-
Second generation leasing commissions	11,418	10,556	862	-
Total Capital Expenditures	51,223	39,695	11,519	9
Amounts attributable to noncontrolling interests in consolidated joint ventures	(9,054)	(4,063)	(4,991)	-
PGRE's share of Total Capital Expenditures	$42,169	$35,632	$6,528	$9

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$1,826	$1,826	$-	$-
Total Redevelopment Expenditures	1,826	1,826	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$1,826	$1,826	$-	$-

	Three Months Ended September 30, 2024
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$13,035	$10,501	$2,491	$43
Second generation tenant improvements	5,377	5,377	-	-
Second generation leasing commissions	6,214	5,615	599	-
Total Capital Expenditures	24,626	21,493	3,090	43
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,273)	(152)	(1,121)	-
PGRE's share of Total Capital Expenditures	$23,353	$21,341	$1,969	$43

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club	$2,373	$2,373	$-	$-
Other	636	636	-	-
Total Redevelopment Expenditures	3,009	3,009	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$3,009	$3,009	$-	$-

(1)
See page 46 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Nine Months Ended September 30, 2025
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$47,281	$29,948	$17,022	$311
Second generation tenant improvements	65,605	60,681	4,924	-
Second generation leasing commissions	35,544	26,273	9,271	-
Total Capital Expenditures	148,430	116,902	31,217	311
Amounts attributable to noncontrolling interests in consolidated joint ventures	(20,019)	(8,373)	(11,646)	-
PGRE's share of Total Capital Expenditures	$128,411	$108,529	$19,571	$311

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$4,570	$4,570	$-	$-
Total Redevelopment Expenditures	4,570	4,570	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$4,570	$4,570	$-	$-

	Nine Months Ended September 30, 2024
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$33,161	$25,749	$7,336	$76
Second generation tenant improvements	40,819	35,254	5,565	-
Second generation leasing commissions	7,956	7,027	929	-
Total Capital Expenditures	81,936	68,030	13,830	76
Amounts attributable to noncontrolling interests in consolidated joint ventures	(6,787)	(571)	(6,216)	-
PGRE's share of Total Capital Expenditures	$75,149	$67,459	$7,614	$76

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club	$12,190	$12,190	$-	$-
Other	951	951	-	-
Total Redevelopment Expenditures	13,141	13,141	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$13,141	$13,141	$-	$-

(1)
See page 46 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.

RESEARCH COVERAGE (1)

(1)

Thomas Catherwood	Steve Sakwa	Dylan Burzinski
BTIG	Evercore ISI	Green Street Advisors
(212) 738-6140	(212) 446-9462	(949) 640-8780
tcatherwood@btig.com	steve.sakwa@evercoreisi.com	dburzinski@greenstreet.com

Vikram Malhotra	Ronald Kamdem	Blaine Heck
Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(212) 282-3827	(212) 296-8319	(443) 263-6529
vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com

Ally Yaseen
Wolfe Research
(646) 582-9253
ayaseen@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. We present FFO attributable to common stockholders which represents the Company’s share of FFO, net of amounts attributable to noncontrolling interests.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs, gains or losses on early extinguishment of debt and other non-core adjustments, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. We present Core FFO attributable to common stockholders which represents the Company’s share of Core FFO, net of amounts attributable to noncontrolling interests.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. We present FAD attributable to common stockholders which represents the Company’s share of FAD, net of amounts attributable to noncontrolling interests.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also use Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. We present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

PGRE’s Share of Cash and Cash Equivalents and Restricted Cash represents our share of cash and cash equivalents and restricted cash of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Net Debt is calculated by subtracting PGRE’s share of cash and cash equivalents and restricted cash from PGRE’s Share of Total Debt. PGRE’s share of Net Debt to Annualized Adjusted EBITDAre is calculated by dividing PGRE's share of Net Debt by PGRE's share of Annualized Adjusted EBITDAre.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) that has been vacant for less than twelve months, or (ii) that has been leased ahead of its originally scheduled expiration.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.